Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (July 24, 2018)

Interpublic Announces Second Quarter and First Half 2018 Results

•	Second quarter net revenue increase of 6.2% and organic net revenue increase of 5.6%; U.S. organic net revenue growth was 4.6%; International organic net revenue growth was 7.2%.

•	First half net revenue increase of 6.0%; organic net revenue increase was 4.7%

•	Second quarter operating income increase of 10.4% to $249.2 million

•	Second quarter operating margin on net revenue of 12.8% compared to 12.3% in the prior year

•
Second quarter diluted earnings per share of $0.37 and $0.43 as adjusted for dispositions of certain small, non-strategic businesses during the quarter, compared with $0.27 and $0.30 as adjusted a year ago

•	First half diluted earnings per share of $0.34 and $0.45 as adjusted for business dispositions, compared with $0.33 and $0.36 as adjusted a year ago

•	Company increases full year target for organic net revenue growth to range of 4.0% to 4.5%, and maintains target of 60-70 basis points of net operating margin expansion

•	Company margin target excludes expected non-recurring transaction costs

Summary

Revenue

•
Second quarter 2018 net revenue increased 6.2% to $1.95 billion, compared to $1.83 billion in the second quarter of 2017, with an organic net revenue increase of 5.6% compared to the prior-year period. This was comprised of an organic net increase of 4.6% in the U.S. and 7.2% internationally. Second quarter 2018 total revenue increased 9.4% to $2.39 billion, compared to $2.19 billion in the second quarter of 2017.

•
First half 2018 net revenue increased 6.0% to $3.72 billion, compared to $3.51 billion in the first half of 2017, with an organic net revenue increase of 4.7% compared to the prior-year period. This was comprised of an organic net increase of 4.5% in the U.S. and 5.1% internationally. First half 2018 total revenue increased 7.3% to $4.56 billion, compared to $4.25 billion in the first half of 2017.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

•
Operating income in the second quarter of 2018 was $249.2 million, compared to $225.7 million in 2017. Operating margin on net revenue was 12.8% for the second quarter of 2018, compared to 12.3% in 2017.

•	For the first half of 2018, operating income was $288.0 million, compared to $260.4 million in 2017. Operating margin on net revenue was 7.7% for the first half of 2018, compared to 7.4% in 2017.

Net Results

•	Income tax provision in the second quarter of 2018 was $63.6 million on income before income taxes of $211.5 million.

•
Second quarter 2018 net income available to IPG common stockholders was $145.8 million, resulting in earnings of $0.38 per basic share and $0.37 per diluted share, and $0.43 per diluted share as adjusted for a non-operating loss of $19.8 million on the sales of businesses in "Other Expense, Net." This compares to net income available to IPG common stockholders a year ago of $107.7 million, resulting in earnings of $0.27 per basic and diluted share, and $0.30 per adjusted diluted share.

•	Income tax provision in the first half of 2018 was $76.3 million on income before income taxes of $210.0 million.

•
First half 2018 net income available to IPG common stockholders was $131.7 million, resulting in earnings of $0.34 per basic and diluted share, and $0.45 per diluted share as adjusted for a non-operating loss of $44.2 million on the sales of businesses in "Other Expense, Net." This compares to net income available to IPG common stockholders a year ago of $132.4 million, resulting in earnings of $0.34 per basic share and $0.33 per diluted share, and $0.36 per adjusted diluted share.

•	As a reminder, 2017 results are as previously restated for the adoption of ASC 606. Refer to reconciliations in the back for more detail.

“We are extremely pleased with our performance this quarter. Growth in the U.S. continued to be strong and international growth accelerated. The results were led by exceptional performance in media and at our creatively-led integrated agencies, as well as contributions from our digital services, public relations, events and sports marketing. This breadth highlights the competitiveness of our offerings, the talent of our people, the expanding value of our data and analytics practice, and our ability to bring collaborative open architecture solutions to market,” said Michael I. Roth, Interpublic's Chairman and CEO.

“This is an exciting time for our company. We continue to drive growth that leads our industry. Further, our announcement earlier this month to acquire Acxiom Marketing Solutions means that we are well-positioned to execute on the many opportunities that come with unrivaled industry resources in data management - capabilities that are key to driving future growth for our clients,” added Mr. Roth.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

“Our results year-to-date, coupled with our expectations for the remainder of the year, have led us to increase our organic growth target, and we now expect to deliver net revenue organic growth of 4 to 4.5% in 2018. We remain committed to furthering our long-term record of margin expansion with 60 to 70 basis points of improvement, as targeted coming into the year. We view our current performance and long-term strategy as significant factors that will continue to further value creation and enhance shareholder value,” concluded Mr. Roth.

Operating Results

Revenue
Net revenue of $1.95 billion in the second quarter of 2018 increased 6.2% compared with the same period in 2017. During the quarter, the effect of foreign currency translation was positive 1.4%, the impact of net divestitures was negative 0.8%, and the resulting organic net revenue increase was 5.6%. Total revenue of $2.39 billion in the second quarter of 2018 increased 9.4% compared with the same period in 2017.

Net revenue of $3.72 billion in the first half of 2018 increased 6.0% compared with the first half of 2017. During the first half of 2017, the effect of foreign currency translation was positive 2.1%, the impact of net divestitures was negative 0.8%, and the resulting organic net revenue increase was 4.7%. Total revenue of $4.56 billion in the first half of 2018 increased 7.3% compared with the first half of 2017.

Operating Expenses
Total operating expenses, excluding billable expenses, increased 5.6% in the second quarter of 2018 from a year ago, compared with net revenue growth of 6.2%, and increased 5.7% in the first half of 2018 from a year ago, compared with net revenue growth of 6.0%.

During the second quarter of 2018, salaries and related expenses were $1.29 billion, an increase of 5.2% compared to the same period in 2017. During the first half of 2018, salaries and related expenses were $2.62 billion, an increase of 5.7% compared to the same period in 2017.

Staff cost ratio, which is total salaries and related expenses as a percentage of net revenue, was 66.4% in the second quarter of 2018 compared to 67.0% in the same period in 2017, and was 70.5% in the first half of 2018 compared to 70.7% in the same period in 2017.

During the second quarter of 2018, office and other direct expenses were $333.3 million, an increase of 4.7% compared to the same period in 2017. During the first half of 2018, office and other direct expenses were $657.1 million, an increase of 4.1% compared to the same period in 2017.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Office and other direct expenses were 17.1% of net revenue in the second quarter of 2018 compared to 17.4% a year ago, and were 17.7% in the first half of 2018 compared to 18.0% in the same period in 2017.

During the second quarter of 2018, selling, general and administrative expenses were $28.8 million, an increase of 41.9% compared to the same period in 2017. During the first half of 2018, selling, general and administrative expenses were $63.9 million, an increase of 15.1% compared to the same period in 2017.

Selling, general and administrative expenses were 1.5% of net revenue in the second quarter of 2018 compared to 1.1% a year ago, and were 1.7% in the first half of 2018 compared to 1.6% in the same period in 2017.

During the second quarter of 2018, depreciation and amortization was $44.0 million, an increase of 6.5% compared to the same period in 2017. During the first half of 2018, depreciation and amortization was $90.0 million, an increase of 9.4% compared to the same period in 2017.

Depreciation and amortization was 2.3% of net revenue in the second quarter of 2018 compared to 2.3% a year ago, and was 2.4% in the first half of 2018 compared to 2.3% in the same period in 2017.

Non-Operating Results and Tax
Net interest expense of $21.4 million increased by $0.4 million in the second quarter of 2018 compared to the same period in 2017. For the first half of 2018, net interest expense of $37.3 million increased by $0.6 million compared to the same period in 2017.

The income tax provision in the second quarter of 2018 was $63.6 million on income before income taxes of $211.5 million, compared to a provision of $81.6 million on income before income taxes of $189.3 million in the same period in 2017.

The income tax provision in the first half of 2018 was $76.3 million on income before income taxes of $210.0 million, compared to a provision of $81.3 million on income before income taxes of $209.1 million in the same period in 2017.

Balance Sheet
At June 30, 2018, cash, cash equivalents and marketable securities totaled $493.3 million, compared to $791.0 million at December 31, 2017 and $660.8 million at June 30, 2017. Total debt was $2.04 billion at June 30, 2018, compared to $1.37 billion at December 31, 2017.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Share Repurchase Program and Common Stock Dividend
During the second quarter of 2018, the company repurchased 2.6 million shares of its common stock at an aggregate cost of $59.6 million and an average price of $23.43 per share, including fees. During the first half of 2018, the company repurchased 5.0 million shares of its common stock at an aggregate cost of $114.5 million and an average price of $23.02 per share, including fees.

During the second quarter of 2018, the company declared and paid a common stock cash dividend of $0.21 per share, for a total of $80.4 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

# # #
About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #
Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other SEC filings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2018 AND 2017 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended June 30,
	2018	2017	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$1,948.2	$1,834.6	6.2%
Billable Expenses	443.6	351.2	26.3%
Total Revenue	2,391.8	2,185.8	9.4%

Operating Expenses:
Salaries and Related Expenses	1,292.9	1,228.9	(5.2)%
Office and Other Direct Expenses	333.3	318.4	(4.7)%
Billable Expenses	443.6	351.2	(26.3)%
Cost of Services	2,069.8	1,898.5	(9.0)%
Selling, General and Administrative Expenses	28.8	20.3	(41.9)%
Depreciation and Amortization	44.0	41.3	(6.5)%
Total Operating Expenses	2,142.6	1,960.1	(9.3)%
Operating Income	249.2	225.7	10.4%
Operating Margin on Net Revenue %	12.8%	12.3%
Operating Margin on Total Revenue %	10.4%	10.3%

Expenses and Other Income:
Interest Expense	(26.1)	(25.7)
Interest Income	4.7	4.7
Other Expense, Net	(16.3)	(15.4)
Total (Expenses) and Other Income	(37.7)	(36.4)

Income Before Income Taxes	211.5	189.3
Provision for Income Taxes	63.6	81.6
Income of Consolidated Companies	147.9	107.7
Equity in Net Loss of Unconsolidated Affiliates	(0.1)	(0.1)
Net Income	147.8	107.6
Net (Income) Loss Attributable to Noncontrolling Interests	(2.0)	0.1
Net Income Available to IPG Common Stockholders	$145.8	$107.7

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.38	$0.27
Diluted	$0.37	$0.27

Weighted-Average Number of Common Shares Outstanding:
Basic	383.6	392.3
Diluted	389.5	400.3

Dividends Declared Per Common Share	$0.21	$0.18

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2018 AND 2017 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six Months Ended June 30,
	2018	2017	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$3,722.2	$3,509.9	6.0%
Billable Expenses	838.7	739.7	13.4%
Total Revenue	4,560.9	4,249.6	7.3%

Operating Expenses:
Salaries and Related Expenses	2,623.2	2,480.6	(5.7)%
Office and Other Direct Expenses	657.1	631.1	(4.1)%
Billable Expenses	838.7	739.7	(13.4)%
Cost of Services	4,119.0	3,851.4	(6.9)%
Selling, General and Administrative Expenses	63.9	55.5	(15.1)%
Depreciation and Amortization	90.0	82.3	(9.4)%
Total Operating Expenses	4,272.9	3,989.2	(7.1)%
Operating Income	288.0	260.4	10.6%
Operating Margin on Net Revenue %	7.7%	7.4%
Operating Margin on Total Revenue %	6.3%	6.1%

Expenses and Other Income:
Interest Expense	(46.0)	(46.6)
Interest Income	8.7	9.9
Other Expense, Net	(40.7)	(14.6)
Total (Expenses) and Other Income	(78.0)	(51.3)

Income Before Income Taxes	210.0	209.1
Provision for Income Taxes	76.3	81.3
Income of Consolidated Companies	133.7	127.8
Equity in Net (Loss) Income of Unconsolidated Affiliates	(2.0)	1.1
Net Income	131.7	128.9
Net Loss Attributable to Noncontrolling Interests	—	3.5
Net Income Available to IPG Common Stockholders	$131.7	$132.4

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.34	$0.34
Diluted	$0.34	$0.33

Weighted-Average Number of Common Shares Outstanding:
Basic	383.5	392.0
Diluted	388.9	399.6

Dividends Declared Per Common Share	$0.42	$0.36

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended June 30, 2018
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$211.5	$(19.8)	$231.3
Provision for Income Taxes	63.6		63.6
Equity in Net Loss of Unconsolidated Affiliates	(0.1)		(0.1)
Net Income Attributable to Noncontrolling Interests	(2.0)		(2.0)
Net Income Available to IPG Common Stockholders	$145.8	$(19.8)	$165.6

Weighted-Average Number of Common Shares Outstanding - Basic	383.6		383.6
Dilutive effect of stock options and restricted shares	5.9		5.9
Weighted-Average Number of Common Shares Outstanding - Diluted	389.5		389.5

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.38	$(0.05)	$0.43
Diluted	$0.37	$(0.05)	$0.43

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Six Months Ended June 30, 2018
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$210.0	$(44.2)	$254.2
Provision for Income Taxes	76.3	0.4	76.7
Equity in Net Loss of Unconsolidated Affiliates	(2.0)		(2.0)
Net Income Available to IPG Common Stockholders	$131.7	$(43.8)	$175.5

Weighted-Average Number of Common Shares Outstanding - Basic	383.5		383.5
Dilutive effect of stock options and restricted shares	5.4		5.4
Weighted-Average Number of Common Shares Outstanding - Diluted	388.9		388.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.34	$(0.11)	$0.46
Diluted	$0.34	$(0.11)	$0.45

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended June 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$189.3	$(13.1)	$202.4
Provision for Income Taxes	81.6		81.6
Equity in Net Loss of Unconsolidated Affiliates	(0.1)		(0.1)
Net Loss Attributable to Noncontrolling Interests	0.1		0.1
Net Income Available to IPG Common Stockholders	$107.7	$(13.1)	$120.8

Weighted-Average Number of Common Shares Outstanding - Basic	392.3		392.3
Dilutive effect of stock options and restricted shares	8.0		8.0
Weighted-Average Number of Common Shares Outstanding - Diluted	400.3		400.3

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.27	$(0.03)	$0.31
Diluted	$0.27	$(0.03)	$0.30

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Six Months Ended June 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$209.1	$(12.2)	$221.3
Provision for Income Taxes	81.3		81.3
Equity in Net Income of Unconsolidated Affiliates	1.1		1.1
Net Loss Attributable to Noncontrolling Interests	3.5		3.5
Net Income Available to IPG Common Stockholders	$132.4	$(12.2)	$144.6

Weighted-Average Number of Common Shares Outstanding - Basic	392.0		392.0
Dilutive effect of stock options and restricted shares	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	399.6		399.6

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.34	$(0.03)	$0.37
Diluted	$0.33	$(0.03)	$0.36

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax